EXHIBIT 99.1

CIRCOR Reports Fourth-Quarter and Year-End 2018 Financial Results

Burlington, MA - February 26, 2019 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for the Industrial, Energy and Aerospace & Defense markets, today announced financial results for the fourth quarter and full year ended December 31, 2018. Results include the acquisition of the Colfax Fluid Handling business, which CIRCOR acquired in December 2017.

Fourth-Quarter 2018 Highlights

•	Orders of $297 million, up 37% on a reported basis and up 2% on a pro forma organic basis

•	Revenue of $301 million, up 47% on a reported basis and up 4% on a pro forma organic basis

•	GAAP Operating Margin of 2.1%; up 460 bps

•	Adjusted Operating Margin of 9.1%, up 320 bps on a pro forma basis

•	GAAP Loss per Share of ($1.06); Adjusted Earnings per Share of $0.62

•	Operating Cash Flow of $26 million

•	Debt pay down of $25 million

“2018 was a transformational year for CIRCOR as our team integrated the largest deal in the Company’s history,” said Scott Buckhout, President and Chief Executive Officer. “As we begin the second year of integration, our synergy plan is ahead of schedule, with committed run-rate cost synergies now expected by the end of year three.

“We ended the year with solid fourth-quarter results, including strong organic growth and robust margin expansion,” said Buckhout. “In addition, we executed well on our cash management actions, reducing working capital to 24% of sales and generating $26 million of operating cash flow.

“De-levering the Company remains a top priority. We reduced our debt by $25 million in the fourth quarter,” added Buckhout. “As previously announced, in January we sold our non-core Reliability Services business for $85 million and used the net proceeds to pay down debt. We continue to evaluate the sale of other non-core businesses to further accelerate the reduction of our outstanding debt.

“We remain optimistic about the outlook across the majority of our end markets. Going forward, we will continue to focus on creating long-term value for shareholders by investing in growth, expanding margins, generating strong free cash flow, and de-levering the company,” concluded Buckhout.

First-Quarter 2019 Guidance
For the first quarter of 2019, CIRCOR expects revenue in the range of $245 million to $260 million, and GAAP loss per share in the range of $(0.15) to $(0.01), which reflects acquisition-related amortization expense of $(0.50) to $(0.52) and other special and restructuring (charges) gains of $0.05 to $0.07, which includes an expected gain on the sale of Reliability Services, offset by restructuring and special charges. Excluding the impact of amortization, special and restructuring (charges) gains, adjusted EPS is expected to be in the range of $0.32 to $0.42 per share. Presentation slides that provide supporting information to this guidance and fourth-quarter and year-end results are posted on the “Investors” section of the Company’s website, http://investors.circor.com, and will be discussed during the conference call at 9:00 a.m. ET tomorrow, February 27, 2019.

1.
Adjusted Consolidated and Segment Results for Q4 2018 exclude non-cash acquisition-related intangible amortization, special and restructuring charges totaling $21.2 million ($33.4 million, net of tax). These charges include: (i) $ 13.7 million for non-cash acquisition-related intangible amortization expense and amortization of the step-up in fixed asset values; (ii) $4.4 million related to the sale of businesses (iii) $3.1 million related to other special and restructuring activities, primarily in Oklahoma City and (iv) $ 10.9 million related to the write-off a deferred tax asset due to changes in US tax law. Consolidated and Segment Results for Q4 2017 exclude special and restructuring charges and non-cash acquisition-related intangible and inventory step-up amortization, totaling $23.7 million ($15.5 million net of tax). This net charge includes (i) $9.2 million charge for non-cash acquisition-related intangible amortization expense, including the amortization of a step-up in fair value of inventories; (ii) $8.9 million in transaction fees associated with the acquisition of the Colfax Fluid Handling business; (iii) $2.4 million for settlement of a legal matter; (iv) $1.8 million write-off for deferred financing fees associated with the prior debt agreement; and (v) $1.4 million related to previously announced restructuring actions.

2.	Free Cash Flow is a non-GAAP financial measure and is calculated by subtracting GAAP capital expenditures, net of proceeds from asset sales, from GAAP Operating Cash Flow.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results at 9:00 a.m. ET tomorrow, February 27, 2019. To listen to the live conference call and view the accompanying presentation slides, please visit “Webcasts & Presentations” in the “Investors” portion of CIRCOR’s website. The live call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived on the Company’s website for one year.

Use of Non-GAAP Financial Measures
Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow, organic growth, pro forma combined amounts and pro forma organic growth are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they reflect our ongoing business and facilitate period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner.
For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

•
Due to the significance of the Fluid Handling acquisition and to provide a more meaningful comparison of changes in our orders and revenue, we also discuss these changes on a “pro forma organic” basis. Pro forma organic is calculated assuming the Fluid Handling acquisition was completed on January 1, 2017 and excluding the impact of changes in foreign currency exchange rates.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's first-quarter 2019 guidance, our future performance, including realization of cost reductions from restructuring activities and expected synergies, and our corporate priorities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the Fluid Handling business; changes in industry standards, trade policies or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets differentiated technology products and sub-systems for markets including oil & gas, industrial, aerospace & defense and commercial marine. CIRCOR has a diversified flow and motion control product portfolio with recognized, market-leading brands that fulfill its customers’ mission critical needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
David F. Mullen
Senior Vice President Finance
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF (LOSS) INCOME
(in thousands, except per share data)
(UNAUDITED)

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Net revenues	$301,363	$205,578	$1,175,825	$661,710
Cost of revenues	209,345	146,362	834,175	460,890
GROSS PROFIT	92,018	59,216	341,650	200,820
Selling, general and administrative expenses	79,085	49,776	308,427	166,201
Special and restructuring charges (recoveries), net	6,637	14,495	23,839	14,051
OPERATING INCOME	6,296	(5,055)	9,384	20,568
Other expense (income):
Interest expense, net	13,257	4,479	52,913	10,777
Other (income) expense, net	(234)	1,655	(7,435)	3,678
TOTAL OTHER EXPENSE, NET	13,023	6,134	45,478	14,455
(LOSS) INCOME BEFORE INCOME TAXES	(6,727)	(11,189)	(36,094)	6,113
Provision for (benefit from) income taxes	14,278	(5,619)	3,290	(5,676)
NET (LOSS) INCOME	$(21,005)	$(5,570)	$(39,384)	$11,789
(Loss) Earnings per common share:
Basic	$(1.06)	$(0.32)	$(1.99)	$0.71
Diluted	$(1.06)	$(0.32)	$(1.99)	$0.70
Weighted average number of common shares outstanding:
Basic	19,848	17,233	19,834	16,674
Diluted	19,848	17,233	19,834	16,849
Dividends declared per common share	$—	$0.0375	$—	$0.1500

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(UNAUDITED)

	Twelve Months Ended
OPERATING ACTIVITIES	December 31, 2018	December 31, 2017
Net (loss) income	$(39,384)	$11,789
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	28,754	15,290
Amortization	49,255	14,747
Bad debt expense	2,141	810
Loss on write down of inventory	6,987	3,037
Amortization of inventory fair value step-up	6,600	4,300
Compensation expense of share-based plans	4,971	3,807
Tax effect of share-based plan compensation	—	—
Change in fair value of contingent consideration	—	(12,200)
Debt extinguishment and amortization of debt issuance costs	3,823	2,569
Loss on sale or write down of property, plant and equipment	1,316	360
Loss on sale of business	1,882	5,300
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	35,250	(5,734)
Inventories	11,356	(19,494)
Prepaid expenses and other assets	(70,749)	(8,578)
Accounts payable, accrued expenses and other liabilities	7,551	(6,366)
Net cash provided by operating activities	49,753	9,637
INVESTING ACTIVITIES
Additions to property, plant and equipment	(23,588)	(14,541)
Proceeds from the sale of property, plant and equipment	231	934
Proceeds from the sale of affiliate	2,753	—
Business acquisition, working capital adjustment	6,300	(488,517)
Net cash used in investing activities	(14,304)	(502,124)
FINANCING ACTIVITIES
Proceeds from long-term debt	248,300	1,090,883
Payments of long-term debt	(260,146)	(523,183)
Debt issuance costs	—	(30,366)
Dividends paid	—	(2,506)
Proceeds from the exercise of stock options	690	740
Return of cash to seller	(61,201)	—
Net cash (used in) provided by financing activities	(72,357)	535,568
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(5,860)	8,996
(DECREASE) INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(42,768)	52,077
Cash, cash equivalents and restricted cash at beginning of period	112,293	58,279
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$69,525	$110,356

CIRCOR INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)
(UNAUDITED)

	December 31, 2018	December 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$68,517	$110,356
Trade accounts receivable, less allowance for doubtful accounts of $6,965 and $4,791, respectively	183,552	223,922
Inventories	217,378	244,896
Prepaid expenses and other current assets	90,658	58,353
Assets held for sale	46,898	866
Total Current Assets	607,003	638,393
PROPERTY, PLANT AND EQUIPMENT, NET	201,799	217,539
OTHER ASSETS:
Goodwill	501,892	505,762
Intangibles, net	441,973	513,364
Deferred income taxes	29,478	22,334
Other assets	12,797	9,407
TOTAL ASSETS	$1,794,942	$1,906,799
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$123,881	$117,329
Accrued expenses and other current liabilities	115,162	170,454
Accrued compensation and benefits	33,878	34,734
Liabilities held for sale	11,141	—
Total Current Liabilities	284,062	322,517
LONG-TERM DEBT, NET	778,187	787,343
DEFERRED INCOME TAXES	33,931	26,122
PENSION LIABILITY, NET	146,522	150,719
OTHER NON-CURRENT LIABILITIES	19,917	18,124
COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	212	212
Additional paid-in capital	444,673	438,721
Retained earnings	232,100	274,243
Common treasury stock, at cost	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(70,190)	(36,730)
Total Shareholders’ Equity	532,323	601,974
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,794,942	$1,906,799

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Twelve Months Ended
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
ORDERS (1) (3)
Energy	$98.0	$118.0	$451.9	$376.0
Aerospace & Defense	76.7	51.3	277.5	193.5
Industrial	121.9	47.2	510.1	132.0
Total orders	$296.6	$216.5	$1,239.5	$701.5

BACKLOG (2) (3)	December 31, 2018	December 31, 2017
Energy	$183.5	$183.0
Aerospace & Defense	179.6	163.7
Industrial	163.8	155.8
Total backlog	$526.9	$502.5

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog represents unshipped customer orders for which revenue has not been recognized.
Note 3: 2018 backlog reflects adjustments related to the cumulative impact of changes in revenue recognition due to the Company's adoption of ASC 606. December 31, 2017 amounts restated for Q1 2018 organizational realignment.

CIRCOR INTERNATIONAL, INC. SEGMENT INFORMATION (in thousands, except percentages) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS
Energy	$100,012	$73,140	$84,857	$118,030	$376,039	$129,762	$113,171	$110,987	$97,990	$451,910
Aerospace & Defense	56,416	39,902	45,939	51,278	193,535	59,793	59,441	81,533	76,702	277,469
Industrial	27,654	29,889	27,296	47,154	131,993	136,607	136,746	114,876	121,886	510,115
Total	$184,082	$142,931	$158,092	$216,462	$701,567	$326,162	$309,358	$307,396	$296,578	$1,239,494

NET REVENUES
Energy	$76,210	$78,276	$88,570	$96,561	$339,617	$99,972	$112,804	$121,023	$117,433	$451,232
Aerospace & Defense	41,601	43,304	41,117	$56,961	182,983	58,477	57,500	57,757	63,283	237,017
Industrial	27,397	29,651	30,006	52,056	139,110	117,131	131,064	118,734	120,647	487,576
Total	$145,208	$151,231	$159,693	$205,578	$661,710	$275,580	$301,368	$297,514	$301,363	$1,175,825

SEGMENT OPERATING INCOME
Energy	$6,407	$8,170	$6,936	$8,618	$30,131	$5,696	$9,242	$9,163	$9,396	$33,497
Aerospace & Defense	3,784	4,374	4,333	10,884	23,375	8,931	6,992	8,709	11,415	36,047
Industrial	4,384	4,901	5,675	4,972	19,932	12,948	15,037	14,609	14,746	57,340
Corporate expenses	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)	(7,802)	(6,448)	(8,034)	(8,015)	(30,299)
Adjusted Operating Income	$9,096	$12,049	$11,877	$18,672	$51,694	$19,773	$24,823	$24,447	$27,542	$96,585

SEGMENT OPERATING MARGIN %
Energy	8.4%	10.4%	7.8%	8.9%	8.9%	5.7%	8.2%	7.6%	8.0%	7.4%
Aerospace & Defense	9.1%	10.1%	10.5%	19.1%	12.8%	15.3%	12.2%	15.1%	18.0%	15.2%
Industrial	16.0%	16.5%	18.9%	9.6%	14.3%	11.1%	11.5%	12.3%	12.2%	11.8%
Adjusted Operating Margin	6.3%	8.0%	7.4%	9.1%	7.8%	7.2%	8.2%	8.2%	9.1%	8.2%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	$16,195	$2,667	$(16,854)	$7,629	$9,637	$(145)	$(465)	$24,073	$26,290	$49,753
LESS:
Capital expenditures, net of sale proceeds	2,811	2,375	2,318	6,103	13,607	8,141	3,563	5,119	6,534	23,357
FREE CASH FLOW	$13,384	$292	$(19,172)	$1,526	$(3,970)	$(8,286)	$(4,028)	$18,954	$19,756	$26,396
GROSS DEBT	$243,000	$252,856	$269,026	$795,208	$795,208	$823,665	$827,629	$831,613	$807,050	$807,050
LESS:
Cash & cash equivalents	65,656	77,272	75,627	110,356	110,356	123,305	69,030	71,334	68,517	68,517
GROSS DEBT, NET OF CASH	$177,344	$175,584	$193,399	$684,852	$684,852	$700,360	$758,599	$760,279	$738,533	$738,533
TOTAL SHAREHOLDERS' EQUITY	$415,537	$438,097	$451,885	$601,974	$601,974	$592,096	$573,992	$574,171	$532,323	$532,323

GROSS DEBT AS % OF EQUITY	58%	58%	60%	132%	132%	139%	144%	145%	152%	152%
GROSS DEBT, NET OF CASH AS % OF EQUITY	43%	40%	43%	114%	114%	118%	132%	132%	139%	139%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET INCOME (LOSS)	$4,773	$8,970	$3,617	$(5,571)	$11,789	$(17,441)	$5,902	$(6,841)	$(21,005)	$(39,385)
LESS:
Restructuring related inventory charges	—	—	—	—	—	473	1,067	—	864	2,404
Amortization of inventory step-up	—	—	—	4,300	4,300	6,600	—	—	—	6,600
Restructuring charges, net	1,458	3,566	341	697	6,062	9,615	844	1,348	944	12,751
Acquisition amortization	2,552	2,599	2,694	4,697	12,542	11,797	11,767	11,733	12,012	47,309
Acquisition depreciation	—	—	—	233	233	1,837	1,735	1,742	1,735	7,049
Special (recoveries) charges, net	(2,268)	(5,520)	1,978	13,799	7,989	2,831	1,156	1,408	5,692	11,087
Income tax impact	(1,137)	(3,124)	(1,497)	(8,279)	(14,037)	(7,687)	(11,056)	967	12,124	(5,652)
ADJUSTED NET INCOME	$5,378	$6,491	$7,133	$9,876	$28,878	$8,025	$11,415	$10,357	$12,366	$42,163

EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.29	$0.54	$0.22	$(0.32)	$0.70	$(0.88)	$0.30	$(0.34)	$(1.06)	$(1.99)
LESS:
Restructuring related inventory charges	—	—	—	—	—	0.02	0.05	—	0.04	0.12
Amortization of inventory step-up	—	—	—	0.25	0.26	0.33	—	—	—	0.33
Restructuring charges, net	0.09	0.21	0.02	0.04	0.36	0.49	0.04	0.07	0.05	0.64
Acquisition amortization	0.15	0.16	0.16	0.27	0.74	0.60	0.59	0.59	0.60	2.37
Acquisition depreciation	—	—	—	0.01	0.01	0.09	0.09	0.09	0.09	0.35
Special (recoveries) charges, net	(0.14)	(0.33)	0.12	0.80	0.47	0.14	0.06	0.07	0.29	0.55
Income tax impact	(0.07)	(0.19)	(0.09)	(0.48)	(0.83)	(0.39)	(0.55)	0.05	0.61	(0.28)
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.32	$0.39	$0.43	$0.57	$1.71	$0.40	$0.57	$0.52	$0.62	$2.11

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
NET INCOME (LOSS)	$4,773	$8,970	$3,617	$(5,571)	$11,789	$(17,441)	$5,902	$(6,841)	$(21,005)	$(39,385)
LESS:
Interest expense, net	(1,669)	(2,184)	(2,445)	(4,479)	(10,777)	(11,801)	(13,755)	(14,100)	(13,257)	(52,913)
Depreciation	(3,798)	(3,547)	(3,544)	(4,401)	(15,290)	(7,334)	(7,157)	(7,065)	(7,198)	(28,754)
Amortization	(3,092)	(3,124)	(3,275)	(5,256)	(14,747)	(12,329)	(12,282)	(12,234)	(12,509)	(49,354)
(Provision for) benefit from income taxes	(687)	724	21	5,618	5,676	5,879	7,646	(2,537)	(14,278)	(3,290)
EBITDA	$14,019	$17,101	$12,860	$2,947	$46,927	$8,144	$31,450	$29,095	$26,237	$94,926
LESS:
Restructuring related inventory charges	—	—	—	—	—	(473)	(1,067)	—	(864)	(2,404)
Amortization of inventory step-up	—	—	—	(4,300)	(4,300)	(6,600)	—	—	—	(6,600)
Restructuring charges, net	(1,458)	(3,566)	(341)	(697)	(6,062)	(9,615)	(844)	(1,348)	(944)	(12,751)
Special recoveries (charges), net	2,268	5,520	(1,978)	(13,799)	(7,989)	(2,831)	(1,156)	(1,408)	(5,692)	(11,087)
ADJUSTED EBITDA	$13,209	$15,147	$15,179	$21,743	$65,278	$27,663	$34,517	$31,851	$33,737	$127,768

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2017					2018
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
GAAP OPERATING INCOME (LOSS)	$7,354	$11,404	$6,864	$(5,054)	$20,568	$(13,380)	$8,252	$8,216	$6,296	$9,384
LESS:
Restructuring related inventory charges	—	—	—	—	—	473	1,067	—	864	2,404
Amortization of inventory step-up	—	—	—	4,300	4,300	6,600	—	—	—	6,600
Restructuring charges, net	1,458	3,566	341	697	6,062	9,615	844	1,348	944	12,751
Acquisition amortization	2,552	2,599	2,694	4,697	12,542	11,797	11,767	11,733	12,012	47,309
Acquisition depreciation	—	—	—	233	233	1,837	1,735	1,742	1,735	7,049
Special (recoveries) charges, net	(2,268)	(5,520)	1,978	13,799	7,989	2,831	1,156	1,408	5,692	11,087
ADJUSTED OPERATING INCOME	$9,096	$12,049	$11,877	$18,672	$51,694	$19,773	$24,821	$24,447	$27,543	$96,584

GAAP OPERATING MARGIN	5.1%	7.5%	4.3%	(2.5)%	3.1%	(4.9)%	2.7%	2.8%	2.1%	0.8%
LESS:
Restructuring related inventory charges	—%	—%	—%	—%	—%	0.2%	0.4%	—%	0.3%	0.2%
Amortization of inventory step-up	—%	—%	—%	2.1%	0.6%	2.4%	—%	—%	—%	0.6%
Restructuring charges, net	1.0%	2.4%	0.2%	0.3%	0.9%	3.5%	0.3%	0.5%	0.3%	1.1%
Acquisition amortization	1.8%	1.7%	1.7%	2.3%	1.9%	4.3%	3.9%	3.9%	4.0%	4.0%
Acquisition depreciation	—%	—%	—%	0.1%	—%	0.7%	0.6%	0.6%	0.6%	0.6%
Special (recoveries) charges, net	(1.6)%	(3.7)%	1.2%	6.7%	1.2%	1.0%	0.4%	0.5%	1.9%	0.9%
ADJUSTED OPERATING MARGIN	6.3%	8.0%	7.4%	9.1%	7.8%	7.2%	8.2%	8.2%	9.1%	8.2%

The Company is providing certain combined information related to the recently acquired Fluid Handling business.

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION - COMBINED
(in thousands, except percentages)
UNAUDITED

	2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
ORDERS - Recast
Energy	$100,012	$73,140	$84,857	$118,073	$376,082
Aerospace & Defense	56,416	39,902	45,939	52,043	194,300
Industrial	27,654	29,889	27,296	46,407	131,246
Total	$184,082	$142,931	$158,092	$216,523	$701,628

ORDERS - Fluid Handling
Energy	$23,679	$16,882	$21,401	$11,803	$73,765
Aerospace & Defense	8,255	24,375	9,716	6,816	49,162
Industrial	77,944	76,866	87,378	60,193	302,381
Total	$109,878	$118,123	$118,495	$78,812	$425,308

ORDERS - Combined
Energy	$123,690	$90,022	$106,258	$129,876	$449,846
Aerospace & Defense	64,671	64,277	55,655	58,859	243,462
Industrial	105,598	106,755	114,674	106,601	433,628
Total	$293,959	$261,054	$276,587	$295,336	$1,126,936

NET REVENUES - Recast
Energy	$76,210	$78,276	$88,570	$96,561	$339,617
Aerospace & Defense	41,601	43,304	41,117	56,961	182,983
Industrial	27,397	29,651	30,006	52,056	139,110
Total	$145,208	$151,231	$159,693	$205,578	$661,710

NET REVENUES - Fluid Handling
Energy	$15,546	$17,705	$17,789	$13,663	$64,703
Aerospace & Defense	10,728	17,044	11,208	6,918	45,898
Industrial	85,264	83,310	85,604	72,489	326,667
Total	$111,538	$118,059	$114,601	$93,070	$437,268

NET REVENUES - Combined
Energy	$91,756	$95,981	$106,359	$110,224	$404,320
Aerospace & Defense	52,329	60,348	52,325	63,879	228,881
Industrial	112,661	112,961	115,610	124,545	465,777
Total	$256,746	$269,290	$274,294	$298,648	$1,098,978

Notes:
- Items labeled "Recast" represent previously reported CIRCOR information, adjusted to reflect the impact of our February 28, 2018 organizational realignment
- Items labeled "Fluid Handling" represent the information from the Fluid Handling businesses prior to their acquisition by CIRCOR on December 10, 2017
- Items labeled "Combined" represent the sum of the Recast and Fluid Handling information

CIRCOR INTERNATIONAL, INC.
SEGMENT INFORMATION - COMBINED
(in thousands, except percentages)
UNAUDITED

	2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
SEGMENT OPERATING INCOME - Recast
Energy	$6,407	$8,170	$6,936	$8,618	$30,131
Aerospace & Defense	3,784	4,374	4,333	10,884	23,375
Industrial	4,384	4,901	5,675	4,972	19,932
Corporate expenses	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)
Total	$9,096	$12,049	$11,877	$18,672	$51,694

SEGMENT OPERATING INCOME - Fluid Handling
Energy	$(83)	$1,080	$1,761	$812	$3,570
Aerospace & Defense	1,488	3,661	2,201	(367)	6,983
Industrial	8,833	7,709	4,365	(1,414)	19,493
Corporate expenses	—	—	—	—	—
Total	$10,238	$12,450	$8,327	$(969)	$30,046

SEGMENT OPERATING INCOME - Combined
Energy	$6,324	$9,250	$8,697	$9,430	$33,701
Aerospace & Defense	5,272	8,035	6,534	10,517	30,358
Industrial	13,217	12,610	10,040	3,558	39,425
Corporate expenses	(5,479)	(5,396)	(5,067)	(5,802)	(21,744)
Total	$19,334	$24,499	$20,204	$17,703	$81,740

SEGMENT OPERATING MARGIN - Combined
Energy	6.9%	9.6%	8.2%	8.6%	8.3%
Aerospace & Defense	10.1%	13.3%	12.5%	16.5%	13.3%
Industrial	11.7%	11.2%	8.7%	2.9%	8.5%
Corporate expenses	(2.1)%	(2.0)%	(1.8)%	(1.9)%	(2.0)%
Total	7.5%	9.1%	7.4%	5.9%	7.4%

Notes:
- Items labeled "Recast" represent previously reported CIRCOR information, adjusted to reflect the impact of our February 28, 2018 organizational realignment
- Items labeled "Fluid Handling" represent the information from the Fluid Handling businesses prior to their acquisition by CIRCOR on December 10, 2017
- Items labeled "Combined" represent the sum of the Recast and Fluid Handling information
- Segment Operating Margin - Combined represent Segment Operating Income - Combined divided by Segment Net Revenues Combined

CIRCOR INTERNATIONAL, INC.
Q4 2018 Organic Growth Calculations
(in thousands, except percentages)
UNAUDITED

	Industrial				Energy				Aerospace & Defense
ORDERS	Reported		Pro Forma Combined		Reported		Pro Forma Combined		Reported		Pro Forma Combined
	$	%	$	%	$	%	$	%	$	%	$	%
2017	47,154		107,348		118,030		129,833		51,278		58,094

Organic	6,499	14%	16,392	15%	(31,478)	(27)%	(30,201)	(23)%	(4,253)	(8)%	19,188	33%
Acquisitions / Divestitures	68,803	146%	1,437	1%	12,201	10%	—	—%	30,257	59%	—	—%
Foreign Exchange	(570)	(1)%	(3,291)	(3)%	(763)	(1)%	(1,642)	(1)%	(580)	(1)%	(580)	(1)%
Total Change	74,732	158%	14,538	14%	(20,040)	(17)%	(31,843)	(25)%	25,424	50%	18,608	32%

2018	121,886		121,886		97,990		97,990		76,702		76,702

	Industrial				Energy				Aerospace & Defense
NET REVENUE	Reported		Pro Forma Combined		Reported		Pro Forma Combined		Reported		Pro Forma Combined
	$	%	$	%	$	%	$	%	$	%	$	%
2017	52,056		124,545		96,561		110,225		56,961		63,878

Organic	3,866	7%	3,001	2%	13,216	14%	9,008	8%	(3,642)	(6)%	24	—%
Acquisitions / Divestitures	65,121	125%	(3,904)	(3)%	8,561	9%	—	—%	10,584	19%	—	—%
Foreign Exchange	(492)	(1)%	(3,091)	(2)%	(906)	(1)%	(1,800)	(2)%	(620)	(1)%	(620)	(1)%
Total Change	68,495	132%	(3,994)	(3)%	20,871	22%	7,208	7%	6,322	11%	(596)	(1)%

2018	120,551		120,551		117,431		117,432		63,283		63,282

CIRCOR INTERNATIONAL, INC.
Q4 2018 Organic Growth Calculations
(in thousands, except percentages)
UNAUDITED

	CIRCOR
ORDERS	Reported		Pro Forma Combined
	$	%	$	%
2017	216,462		295,275

Organic	(29,232)	(14)%	5,379	2%
Acquisitions / Divestitures	111,261	51%	1,437	—%
Foreign Exchange	(1,913)	(1)%	(5,513)	(2)%
Total Change	80,116	37%	1,303	(1)%

2018	296,578		296,578

	CIRCOR
NET REVENUE	Reported		Pro Forma Combined
	$	%	$	%
2017	205,578		298,649

Organic	13,548	7%	12,140	4%
Acquisitions / Divestitures	84,266	41%	(3,904)	(1)%
Foreign Exchange	(2,030)	(1)%	(5,523)	(2)%
Total Change	95,784	47%	2,713	1%

2018	301,362		301,362

CIRCOR INTERNATIONAL, INC.
RECONCILIATION OF FLUID HANDLING SEGMENT INFORMATION TO GAAP OPERATING INCOME
(in thousands, except percentages)
UNAUDITED

	2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL
FLUID HANDLING GAAP OPERATING INCOME (LOSS)	$4,359	$19,738	$2,241	$3,129	$29,467
LESS:
Asbestos costs	2,690	2,517	2,379	1,274	8,860
Impairment charges	—	—	—	—	—
Exited businesses	65	(26)	(47)	—	(8)
Acquisition amortization	796	810	818	—	2,424
Restructuring and other special charges (recoveries)	2,328	(10,589)	636	(5,372)	(12,997)
Stay bonus	—	—	2,300	—	2,300
FLUID HANDLING ADJUSTED OPERATING INCOME	$10,238	$12,450	$8,327	$(969)	$30,046

Notes
- Amounts relate to Fluid Handling results prior to December 10, 2017, the date of CIRCOR's acquisition.